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                                                                    EXHIBIT 10.4

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") dated as of June 25, 2003, by and among each of the parties listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1, as grantors (collectively, the "Grantors", and individually, a "Grantor") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association in its capacity as administrative agent for the Lender Group (as defined below) (the "Administrative Agent").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Thomas & Betts Corporation, a Tennessee corporation, as borrower (the "Borrower"), the Guarantors (as defined therein), the financial institutions party thereto as lenders (together with any other financial institution which subsequently becomes a lender thereunder, the "Lenders"), Wachovia Bank, National Association, as issuing bank (together with any other financial institution which subsequently becomes an issuing bank thereunder, the "Issuing Banks"), Wachovia Securities, Inc. as arranger (the "Arranger") and the Administrative Agent, the Lenders have agreed to make the Current Asset Loans (as defined in the Credit Agreement) to the Borrower, and to incur Letter of Credit Obligations (as defined in the Credit Agreement) on behalf of the Borrower;

                  WHEREAS, the Administrative Agent has agreed to act as administrative agent for the benefit of the Lender Group in connection with the transactions contemplated by the Credit Agreement; and

         WHEREAS, each Guarantor (as defined in the Credit Agreement) is a direct or indirect Subsidiary (as defined in the Credit Agreement) of the Borrower, and each Grantor will realize direct and indirect benefits as a result of the extensions of credit to the Borrower pursuant to the Credit Agreement; and

         WHEREAS, it is a condition precedent to the closing of the Credit Agreement that (i) the Borrower has agreed to grant a continuing Lien (as defined in the Credit Agreement) on the Collateral (as hereinafter defined) to secure the Obligations (as defined in the Credit Agreement), (ii) each Grantor that is a Guarantor has agreed to grant a continuing Lien on the Collateral to secure its obligations under the Credit Agreement and the other Loan Documents to which such Guarantor is a party and all of the Obligations of the Borrower under the Credit Agreement ((i) and (ii) hereinafter, collectively, the "Secured Obligations"), and (iii) all of the Grantors have agreed to grant the security interest contemplated by this Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.        Defined Terms.

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                  (a)      All capitalized terms used herein without definition
shall have the meanings ascribed thereto in the Credit Agreement. All other terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Code (as defined herein) to the extent the same are used or defined therein.

                  (b) "Code" as used in this Agreement, means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Administrative Agent's or any Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         SECTION 2. Grant of Security. Each Grantor hereby grants, collaterally assigns and pledges to the Administrative Agent, for the benefit of the Lender Group, a security interest in (together with a right of setoff) all of the following property of such Grantor, whether now owned or hereafter acquired, and all substitutions therefor and accessions thereto (collectively, the "Collateral"):

                  (a) All of such Grantor's right, title and interest with respect to Accounts (as such term is defined in the Credit Agreement), and any other "accounts" as defined in the Code (the "Accounts");

                  (b) All of such Grantor's books and records related to the Collateral ("Books");

                  (c) All of such Grantor's right, title, and interest with respect to any Blocked Accounts ("Deposit Accounts");

                  (d) All of such Grantor's right, title and interest with respect to general intangibles including contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, including, without limitation, purchase orders, customer lists, route lists, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims), and any other personal property other than commercial tort claims, money, Accounts, Deposit Accounts, and Negotiable Proceeds (as defined below) (the "General Intangibles");

                  (e) All of such Grantor's right, title and interest with respect to "inventory," as such term is defined in the Code, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of such Grantor for sale or lease or are furnished or are to be furnished under a contract of service, goods that are leased by such Grantor as lessor, or that constitute raw materials, work in process, finished goods, returned goods, promotional materials or materials or supplies of any kind, nature or

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description used or consumed or to be used or consumed in the Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software (the "Inventory");

                  (f) All of such Grantor's right, title, and interest with respect to any "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, documents, General Intangibles, or instruments (the "Supporting Obligations");

                  (g) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, General Intangibles, Inventory, Supporting Obligations, Negotiable Proceeds (as defined below), money, deposit accounts, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing property of the Grantor, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral (the "Proceeds"); provided, however, notwithstanding anything to the contrary contained herein, the Collateral shall not include the Excluded Assets.

         SECTION 3. Security for Obligations. This Agreement secures the payment of the Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Borrower to the Lender Group, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Borrower.

         SECTION 4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any of the Grantors from any of their respective duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any member of the Lender Group be obligated to perform any of the obligations or duties of any of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 5. Negotiable Proceeds. Each Grantor covenants and agrees with the Administrative Agent, for the benefit of the Lender Group, that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

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                  (a)      in the event that any Proceeds is evidenced by or
consists of letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (collectively, "Negotiable Proceeds") and if and to the extent that perfection or priority of the Administrative Agent's security interest is dependent on or enhanced by possession, the applicable Grantor, promptly upon the request of the Administrative Agent, shall endorse and deliver physical possession of such Negotiable Proceeds and all other documents held by such Grantor in connection therewith to the Administrative Agent; and

                  (b) such Grantor shall take, upon the reasonable request of the Administrative Agent, all steps reasonably necessary to grant the Administrative Agent control of all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

                  (c) if any Grantor retains possession of any instruments promptly upon the request of the Administrative Agent, such instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Wachovia Bank, National Association, as the Administrative Agent, for the benefit of the Lender Group".

         SECTION 6. Government Contracts. If any Account arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Grantors shall promptly notify the Administrative Agent thereof in writing and execute any instruments or take any steps reasonably required by the Administrative Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Administrative Agent and notice thereof given under the Federal Assignment of Claims Act or other Applicable Law.

         SECTION 7. Representations, Warranties and Covenants. Each Grantor hereby represents, warrants and covenants as follows:

                  (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a supplement hereto. The Internal Revenue Service taxpayer identification number and the organizational identification number issued by the state of formation of each Grantor are listed next to such Grantor's name on Schedule 1 attached hereto.

                  (b) All of the Inventory of the Grantors, other than Inventory in transit and Inventory sold in the ordinary course of business, is located in the continental United States, Puerto Rico or Mexico at the places specified in Schedules 6.11(a) and (b) to the Credit Agreement. The chief place of business and chief executive office of each Grantor and the office where each Grantor keeps records concerning the Accounts is located at the addresses specified in Schedule 2 attached hereto. None of the Accounts of the Grantors is evidenced by a promissory note or other instrument, other than a note or other instrument which has been delivered to the Administrative Agent. Each Grantor covenants and agrees that it will not change the location of its principal place of business or chief executive office, or the office where such Grantor keeps records concerning its Accounts, from the locations identified as such on
Schedule 2, unless, in either case, it complies with the requirements of Section
6.11 of the Credit Agreement and executes any and all documents and authorizes the filing of any and all Uniform Commercial Code ("UCC") financing statements that the Administrative Agent reasonably

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requests in connection therewith. Each Grantor further represents and warrants and agrees that (a) none of the Collateral is subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition thereof or the payment of any monies to any third party as a precondition of such sale or other disposition, and (b) the completion of manufacture, sale or other disposition of any Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

                  (c) Schedule 3 attached hereto sets forth a true, complete and correct list of the name and address of each location at which any of the Collateral is stored with a reprocessor, warehouseman or other bailee (together with the name and address of each reprocessor, warehouseman or bailee with respect thereto).

                  (d) This Agreement creates a valid security interest in the Collateral of each of the Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of UCC financing statements listing each Grantor, as a debtor, and the Administrative Agent, as secured party, in the jurisdictions listed next to each Grantor's name on Schedule 4 attached hereto, except for any action necessary to perfect the Administrative Agent's security interest in any Collateral to the extent a security interest therein is not perfected by the filing of a financing statement under the Code. Upon the making of such filings, the Administrative Agent shall have a first priority perfected security interest in the Collateral of each of the Grantors to the extent such security interest can be perfected by the filing of a financing statement under the Code.

                  (e) The parties intend that all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

                  (f) Within the twelve (12) month period immediately preceding the Agreement date, none of the Grantors has purchased any of the Collateral in a bulk transfer or in a transaction outside the ordinary course of the business of the applicable seller.

         SECTION 8. Further Assurances.

                  (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) if any Account of any of the Grantors shall be evidenced by a promissory note or other instrument, deliver and pledge to the Administrative Agent hereunder such note or instrument or duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and (ii) authorize the filing of such UCC financing or continuation statements, or amendments thereto, and execute and deliver to the Administrative Agent such other instruments or notices, as may be necessary or as the

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Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  (b) Each Grantor authorizes the Administrative Agent to file, transmit, or communicate, as applicable, UCC financing statements, in-lieu financing statements and amendments describing the Collateral, in order to perfect the Administrative Agent's security interest in the Collateral without such Grantor's signature to the extent permitted by Applicable Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Applicable Law. Each Grantor also hereby ratifies its authorization for the Administrative Agent to have filed in any jurisdiction any UCC financing statements, in-lieu of financing statements or amendments thereto if filed prior to the date hereof. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Administrative Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

         SECTION 9. Change Name. Each Grantor covenants and agrees that such Grantor will not, without at least thirty (30) days prior written notice to the Administrative Agent and subject to any reasonable requirements of the Administrative Agent in connection therewith, change such Grantor's federal tax identification number or name or reincorporate or reorganize itself under the laws of any jurisdiction.

         SECTION 10. Intentionally Omitted.

         SECTION 11. Insurance. The Grantors shall, at their own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as set forth in the Credit Agreement.

         SECTION 12. Transfers and Other Liens. The Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except Inventory in the ordinary course of business and other Collateral as expressly otherwise permitted by the Credit Agreement, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral of any of the Grantors, except for Permitted Liens or as otherwise permitted by the Credit Agreement. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Administrative Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.

         SECTION 13. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

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                  (b)      to receive and open all mail addressed to such
Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of the Administrative Agent as provided in any Blocked Account Agreement;

                  (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Proceeds in connection therewith;

                  (d) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

                  (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor; and

                  (f) to use any labels, patents, trademarks, tradenames, URLs, domain names, industrial designs, copyrights, advertising matter or other industrial and intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts or Negotiable Proceeds of such Grantor.

         SECTION 14. Administrative Agent May Perform. Upon the occurrence of an Event of Default, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable, jointly and severally, by the Grantors.

         SECTION 15. Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the ratable benefit of the Lender Group, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the ratable benefit of the Lender Group.

         SECTION 16. Remedies. Upon the occurrence and during the continuance of an Event of Default:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code in effect in the State of New York at that time or any other applicable jurisdiction. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the

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Administrative Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale or as expressly required by the Credit Agreement) to or upon any of the Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other Applicable Law), may take immediate possession of the Collateral and (i) require the Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at one or more locations where such Grantor regularly maintains Inventory and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to any of the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Administrative Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of the Grantors or with respect to which any of the Grantors have rights under license, sublicense or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of the Administrative Agent.

                  (c) Any cash held by the Administrative Agent or any member of the Lender Group as Collateral and all cash proceeds received by the Administrative Agent or any member of the Lender Group in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations in such order as may be set forth in the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be delivered to the Grantors.

                  (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur the Administrative Agent shall have the right to an immediate writ of possession without notice of a hearing. The Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of each of the Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by the Administrative Agent.

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                  (e)      Neither the Administrative Agent nor any member of
the Lender Group shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except the Administrative Agent for reasonable care in the custody thereof while any Collateral is in the Administrative Agent's actual possession and except the Administrative Agent or a member of the Lender Group for its willful misconduct or gross negligence) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at each Grantor's sole risk.

                  (f) Neither the Administrative Agent nor any member of the Lender Group shall be under any obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Obligations.

         SECTION 17. Remedies Cumulative. Each right, power, and remedy of the Administrative Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Administrative Agent, of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Administrative Agent of any or all such other rights, powers or remedies.

         SECTION 18. Expenses. The Grantors shall, upon demand, pay to the Administrative Agent, jointly and severally, the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the fees and expenses of its counsel incurred and of any experts and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

         SECTION 19. Possession Until Default. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement or other Loan Documents, the Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and other Loan Documents.

         SECTION 20. Amendments; Etc. No waiver of any provision of this Agreement, and no consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Administrative Agent and each of the Grantors to which such amendment applies.

         SECTION 21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Administrative Agent at

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its address specified in the Credit Agreement, and to any of the Grantors at
their respective addresses set forth in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

         SECTION 22. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Secured Obligations (other than any Obligations then outstanding in respect of Bank Products and any contingent indemnity obligations) have been paid in full in cash or otherwise satisfied to the satisfaction of the Lender Group and the expiration or termination of the obligation of the Lender Group to extend credit pursuant to the Credit Agreement, (ii) be binding upon each of the Grantors, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of the Current Asset Commitments and the Current Asset Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full in cash, or other satisfaction to the satisfaction of the Lender Group, of the Secured Obligations (other than any Obligations then outstanding in respect of Bank Products and any contingent indemnity obligations) and all other amounts payable under this Agreement and the expiration or termination of the obligation of the Lenders to extend credit pursuant to the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors or any other Person entitled thereto. No transfer or renewal, extension, assignment or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by the Borrower or any of the Grantors to the Administrative Agent nor any additional Advances made by any Lender to the Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Grantors, or any of them, by the Administrative Agent, nor any other act of the Lender Group, or any of them, shall release any of the Grantors from any obligation, except a release or discharge executed in writing by the Administrative Agent with respect to such obligation or payment of such obligation or upon payment in full in cash, or other satisfaction to the satisfaction of the Lender Group, of the Secured Obligations (other than any Obligations then outstanding in respect of Bank Products and any contingent indemnity obligations) and all other amounts payable under this Agreement and the expiration or termination of the obligation of the Lenders to extend credit pursuant to the Credit Agreement. The Administrative Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent and then only to the extent therein set forth. A waiver by the Administrative Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Administrative Agent would otherwise have had on any other occasion.

         SECTION 23. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and Section 327(b) of the New York Civil Practice Laws and Rules and without reference to the conflict or choice of law principles thereof except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

         SECTION 24. New Subsidiaries. Pursuant to Section 6.20 of the Credit Agreement, any new Domestic Subsidiary (whether by acquisition, creation or designation) is required to enter into this Agreement by executing and delivering in favor of the Administrative Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

         SECTION 25. Miscellaneous.

                  (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

                  (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (c) To the extent that the terms and conditions of this Agreement shall be inconsistent or conflict with the terms and conditions of the Pledge Agreements with respect to any of the Collateral covered thereby, the terms and conditions of the Pledge Agreements shall control.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the Grantors and the Administrative Agent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS:                    THOMAS & BETTS CORPORATION,
                             a Tennessee corporation

                             By:    /s/ Thomas C. Oviatt
                                -----------------------------------------
                             Name:  Thomas C. Oviatt
                             Title: Vice President - Treasurer

                             THOMAS & BETTS
                             INTERNATIONAL, INC., a Delaware
                             corporation

                             By:    /s/ John P. Murphy
                                 ----------------------------------------
                             Name:  John P. Murphy
                             Title: Vice President and Treasurer

                             AUGAT EUROPE, INC.,
                             a Delaware corporation

                             By:    /s/ John P. Murphy
                                 ----------------------------------------
                             Name:  John P. Murphy
                             Title: Vice President and Treasurer

                             THOMAS & BETTS EUROPE, INC.,
                             a Delaware corporation

                             By:    /s/ John P. Murphy
                                 ----------------------------------------
                             Name:  John P. Murphy
                             Title: Vice President and Treasurer

                             THOMAS & BETTS CARIBE INC.,
                             a Delaware corporation

                             By:    /s/ John P. Murphy
                                 ----------------------------------------
                             Name:  John P. Murphy
                             Title: Vice President and Treasurer

ADMINISTRATIVE               WACHOVIA BANK, NATIONAL
AGENT:                       ASSOCIATION, as Administrative Agent

                             By:    /s/ W. Eugene Wilson
                                -----------------------------------------
                             Name:  W. Eugene Wilson
                             Title: Director

SECURITY AGREEMENT

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

  FEDERAL TAXPAYER IDENTIFICATION NUMBER, ORGANIZATIONAL IDENTIFICATION NUMBER

THOMAS & BETTS CORPORATION
         FEIN:             22-1326940
         State of Incorp:  Tennessee
         Org. Id. Number:  0307723

THOMAS & BETTS INTERNATIONAL, INC.
         FEIN:             22-1916639
         State of Incorp:  Delaware
         Org. Id. Number:  0658122

AUGAT EUROPE, INC.
         FEIN:             62-1683551
         State of Incorp:  Delaware
         Org. Id. Number:  2724936

THOMAS & BETTS EUROPE, INC.
         FEIN:             62-1683552
         State of Incorp:  Delaware
         Org. Id. Number:  2724942

THOMAS & BETTS CARIBE INC.
         FEIN:             66-0275302
         State of Incorp:  Delaware
         Org. Id. Number:  0701921

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

               PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE

THOMAS & BETTS CORPORATION
8155 T& B Boulevard
Memphis, TN  38138

THOMAS & BETTS INTERNATIONAL, INC.
250 Lillard Drive
Sparks, NV  89434

AUGAT EUROPE, INC.
8155 T& B Boulevard
Memphis, TN  38138

THOMAS & BETTS EUROPE, INC.
8155 T& B Boulevard
Memphis, TN  38138

THOMAS & BETTS CARIBE INC.
P.O. Box 4058 - Plant D
Cabo-Caribe Industrial Park
Lot 34-32
Vega, Baja, Puerto Rico  00694

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

                                BAILEE LOCATIONS

                                     None.

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT

                            UCC FILING JURISDICTIONS

THOMAS & BETTS CORPORATION                 Tennessee Secretary of State

THOMAS & BETTS INTERNATIONAL, INC.         Delaware Secretary of State

AUGAT EUROPE, INC.                         Delaware Secretary of State

THOMAS & BETTS EUROPE, INC.                Delaware Secretary of State

THOMAS & BETTS CARIBE INC.                 Delaware Secretary of State
                                           Puerto Rico Secretary of State

                          Annex 1 to Security Agreement
                               Form of Supplement

                  Supplement No. __ (this "Supplement") dated as of _______ to the Security Agreement dated as of June 25, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (each a "Grantor") and Wachovia Bank, National Association, in its capacity as administrative agent for the Lender Group (as defined in the Credit Agreement described below) (the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, Thomas & Betts Corporation, a Tennessee corporation, as borrower (the "Borrower"), the Guarantors (as defined therein), the financial institutions party thereto as lenders (together with any other financial institution which subsequently becomes a lender thereunder, the "Lenders"), Wachovia Bank, National Association, as issuing bank (together with any other financial institution which subsequently becomes an issuing bank thereunder, the "Issuing Banks"), Wachovia Securities, Inc. as arranger (the "Arranger") and the Administrative Agent are parties to that certain Credit Agreement dated as of June 25, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, and if not defined therein, in the Credit Agreement; and

         WHEREAS, the Grantors have entered into the Security Agreement in order to induce the Lender Group to extend credit to the Borrower under the Credit Agreement; and

         WHEREAS, pursuant to provisions of Section 6.20 of the Credit Agreement, new Domestic Subsidiaries of the Borrower (whether by acquisition, creation, or designation) must execute and deliver to the Administrative Agent certain Loan Documents and Security Documents, including, without limitation, the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantor") may be accomplished by the execution of this Supplement in favor of the Administrative Agent for the ratable benefit of the Lender Group;

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Grantor hereby agrees as follows:

         SECTION 1. In accordance with Section 24 of the Security Agreement, the New Grantor, by its signature below, becomes a `Grantor' under the Security Agreement with the same force and effect as if originally named therein as a `Grantor' and the New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a `Grantor' thereunder and (b) represents and warrants that the representations and warranties made by it as a `Grantor' thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to the Administrative Agent, for the ratable benefit of the Lender Group, a security interest in and security title to all Collateral (as defined in the Security Agreement) of the New Grantor, and all additions thereto and replacements thereof and all other property of the New Grantor whether now or hereafter created, acquired or reacquired, to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus attorneys' fees and expenses if the Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, "Federal Taxpayer Identification Number, Organizational Identification Number" Schedule 2, "Principal Place of Business/Chief Executive Office," Schedule 3, "Bailee Locations," and Schedule 4, "UCC Filing Jurisdictions" attached hereto supplement Schedule 1, Schedule 2,
Schedule 3, and Schedule 4 to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a `Grantor' in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other members of the Lender Group that this Supplement has been duly executed and delivered by the New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         SECTION 3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 5. This Supplement shall be construed and interpreted in accordance with the internal laws of the State of New York including, without limitation, Section 5-1401 and 5-1402 of the New York General Obligations Law and Section 327(b) of the New York Civil Practice Laws and Rules.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the New Grantor has duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTOR:                                [Name of New Grantor]

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________